Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of AAR CORP., a Delaware corporation, hereby constitutes and appoints John M. Holmes, Sean M. Gillen and Jessica Garascia, and each of them his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration of securities under the Securities Act of 1933 and any and all amendments thereto (including post-effective amendments and including any filings pursuant to Rule 462(b) under such Act), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been signed on 13 July, 2020 by the following persons in the capacities indicated.

/s/ John M. Holmes	/s/ Sean M. Gillen
John M. Holmes	Sean M. Gillen
President and Chief Executive Officer	Vice President and Chief Financial Officer

/s/ Eric S. Pachapa	/s/ David P. Storch
Eric S. Pachapa	David P. Storch
Vice President and Controller	Chairman of the Board

/s/ Anthony K. Anderson	/s/ Michael R. Boyce
Anthony K. Anderson	Michael R. Boyce
Director	Director

/s/ H. John Gilbertson	/s/ James E. Goodwin
H. John Gilbertson	James E. Goodwin
Director	Director

/s/ Patrick J. Kelly	/s/ Robert F. Leduc
Patrick J. Kelly	Robert F. Leduc
Director	Director

/s/ Duncan J. McNabb	/s/ Peter Pace
Duncan J. McNabb	Peter Pace
Director	Director

/s/ Jennifer L. Vogel	/s/ Marc J. Walfish
Jennifer L. Vogel	Marc J. Walfish
Director	Director

/s/ Ronald B. Woodard
Ronald B. Woodard
Director